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                                                                    EXHIBIT 99.2
                                    FORM OF
                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF

                       8.54% SERIES A CAPITAL SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                                      OF

                          RENAISSANCERE CAPITAL TRUST

                    FULLY AND UNCONDITIONALLY GUARANTEED BY

                          RENAISSANCERE HOLDINGS LTD.

  This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the procedures for delivery by Agent's Message (as defined in the Prospectus referred to below) or by book-entry transfer cannot be completed on a timely basis, (ii) certificates for the Trust's (as defined below) 8.54% Series A Capital Securities (the "Old Capital Securities") are not immediately available or (iii) Old Capital Securities, the related Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus). This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus. In addition, except for a participant in the book-entry transfer facility system who transfers the Old Capital Securities by an Agent's Message, in order to utilize the guaranteed delivery procedure to tender Old Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK

  By Registered or Certified Mail:           By Hand or Overnight Delivery:

          The Bank of New York                     The Bank of New York
     101 Barclay Street, Floor 7                   101 Barclay Street
                 East                           Corporate Trust Services
       New York, New York 10286                          Window
       Attention: Enrique Lopez                       Ground Floor
        Reorganization Section                  New York, New York 10286
                                                Attention: Enrique Lopez
                                                 Reorganization Section

                             Confirm by Telephone:
                                (212) 815-2742

                           Facsimile Transmissions:
                         (ELIGIBLE INSTITUTIONS ONLY)
                                (212) 815-6339

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

LADIES AND GENTLEMEN:

  The undersigned hereby tenders to RenaissanceRe Capital Trust, a statutory business trust formed under the laws of Delaware (the "Trust"), upon the terms and subject to the conditions set forth in the Prospectus dated July , 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Capital Securities set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Capital Securities."

Aggregate Principal Amount               Name(s) of Registered Holder(s):
 Tendered: ---------------------------*  --------------------------------------

Certificate No(s). (if available): ---   Address(es): -------------------------

--------------------------------------   --------------------------------------
If Old Capital Securities will be        Area Code and Telephone Number(s): ---
tendered by book-entry transfer,         --------------------------------------
provide the following information:       Signature(s): ------------------------
DTC Account Number: ------------------   --------------------------------------

Date: --------------------------------   --------------------------------------
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* Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

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  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                               PLEASE SIGN HERE

x ------------------------------------   --------------------------------------

x ------------------------------------   --------------------------------------
       Signature(s) of Owner(s)                           Date
       or Authorized Signatory


Area Code and
Telephone Number:---------------------

  Must be signed by the holder(s) of the Old Capital Securities as their name(s) appear(s) on certificates for Old Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)

Name(s):     ------------------------------------------------------------------

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Capacity:    ------------------------------------------------------------------

Address(es): ------------------------------------------------------------------

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              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a firm or other entity identified in Rule 17Ad-15 (the "Rule") promulgated under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined in the Rule): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Capital Securities to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus and, except in the case of a participant in the book-entry transfer facility system who transfers the Old Capital Securities by an Agent's Message, together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

  The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

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--------------------------------------   --------------------------------------
             Name of Firm                        (Authorized Signature)


--------------------------------------   --------------------------------------
               Address                                   Title


--------------------------------------   --------------------------------------
               Zip Code                       (Name--Please type or print)


Area Code and Telephone Number: ------   Date: --------------------------------


NOTE: DO NOT SEND OLD CAPITAL SECURITIES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF OLD CAPITAL SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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